                                                                      Exhibit 99
CONTACTS:

MEDIA:
------
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
----------
William H. Callihan
(412) 762-8257
invrela@pncmail.com



                          PNC BANK CORP. REPORTS RECORD
                          SECOND QUARTER 1998 EARNINGS

            PITTSBURGH, July 16, 1998 - PNC Bank Corp. (NYSE: PNC) today reported record earnings of $280 million or $0.90 per diluted share for the second quarter of 1998 compared with $259 million or $0.81 per diluted share in the second quarter of 1997.

            Returns on average common shareholders' equity and average assets were 21.42% and 1.53% for the second quarter of 1998 compared with 20.21% and 1.47% for the prior-year quarter.

            "Our record earnings reflect strong performance across a broad range of distinct financial services businesses," said Thomas H. O'Brien, chairman and chief executive officer. "Outstanding growth in asset management, mutual fund servicing, mortgage banking and other businesses fueled a significant increase in revenue and the continued improvement of our earnings composition. These results are consistent with our ongoing strategy to focus resources on businesses with superior return characteristics and potential for growth."

HIGHLIGHTS


          * Revenue increased 17% in the quarter-to-quarter comparison driven by growth in noninterest income which accounted for 49% of total revenue.

          *    Fee-based revenue grew 30% from the prior-year quarter.

          * Asset quality remained stable as net charge-offs and nonperforming assets were comparable with the first quarter of 1998.



                                     -more-

PNC Bank Corp. Reports Record Second Quarter 1998 Earnings--Page 2

          * The acquisition of Midland Loan Services, Inc. created one of the largest commercial real estate loan servicing organizations in the nation with a total servicing portfolio of $27.9 billion, including $19.5 billion of commercial mortgage-backed securities.

          * PNC enhanced its national presence in business credit with the acquisition of the asset-based finance business of BTM Capital Corp. and now ranks seventh in the U.S. with a loan portfolio totaling $1.4 billion.

          * The residential mortgage servicing portfolio grew 15% from a year ago to $46.6 billion at June 30, 1998 driven by strong origination volumes and $8.6 billion of servicing acquisitions.

INCOME STATEMENT REVIEW

            Diluted earnings per share increased 11% in the second quarter of 1998 driven by strong revenue growth and the impact of capital management initiatives.

            Taxable-equivalent net interest income increased $16 million to $637 million in the second quarter of 1998. The net interest margin was 3.81% compared with 3.84% in the second quarter of 1997 and 3.96% in the first quarter of 1998. The decrease from the first quarter was primarily due to an increase in commercial loans, growth in credit cards at introductory rates and the financing of the Midland acquisition. The provision for credit losses was $35 million in the second quarter of 1998 compared with $15 million last year.

            Noninterest income was $611 million in the second quarter of 1998, an increase of 38% compared with the second quarter of 1997. Asset management, mutual fund servicing, consumer services, corporate finance and capital markets, and mortgage banking revenues all grew in excess of 20%. In addition, noninterest income included $56 million of gains from the sales of 16 branches in Western Pennsylvania that offset one-time costs related to consumer delivery initiatives and improvements in credit card operations. Excluding these gains, noninterest income increased $110 million or 25% from the prior-year quarter.

            Asset management and mutual fund servicing fees grew 24% and 30%, respectively, from the second quarter of 1997 reflecting significant new business and strong financial markets. Managed assets increased to approximately $151 billion at June 30, 1998 compared with $122 billion a year ago.



                                     -more-

PNC Bank Corp. Reports Record Second Quarter 1998 Earnings--Page 3



            Consumer services revenue increased $17 million or 23% compared with the second quarter of 1997 primarily due to higher credit card and brokerage fees related to growth in account volumes. Corporate finance and capital markets fees increased 33% to $67 million in the second quarter of 1998 including $12 million of commercial mortgage servicing revenue from Midland.

            Mortgage banking revenue grew $40 million from the prior-year quarter primarily due to higher marketing gains and origination volumes reflecting significant mortgage refinance activity and new business from an expanded national distribution network. Residential mortgage originations totaled $3.0 billion compared with $1.3 billion in the year-earlier period. At June 30, 1998, approximately $46.6 billion of mortgages were serviced including $37.9 billion serviced for others.

            The increase in other income was primarily due to the branch gains and higher venture capital income.

            Noninterest expense of $781 million increased $131 million compared with the second quarter of 1997. Approximately $55 million of the increase related to one-time costs for consumer delivery initiatives, employee displacements and the streamlining of credit card operations. The remaining increase in noninterest expense was primarily due to higher amortization of residential mortgage servicing rights, the impact of the Midland acquisition and incentive compensation commensurate with revenue growth.

BALANCE SHEET REVIEW

            Total assets were $75.9 billion at June 30, 1998. Average earning assets increased $2.5 billion from the prior-year quarter to $66.7 billion as higher loans and loans held for sale more than offset reductions in the securities portfolio. Average loans grew $2.5 billion to $55.3 billion, a 4.8% increase from the prior year. Growth in commercial loans and credit cards more than offset the impact of loan securitizations and the downsizing of the indirect automobile lending portfolio. The increase in commercial loans was primarily in middle market and secured lending, which includes approximately $230 million from BTM. Loans represented 83.0% of average earning assets in the second quarter of 1998 compared with 82.3% a year ago. Average loans held for sale increased $1.5 billion reflecting higher residential mortgage originations and the commercial mortgage inventory of Midland. Average securities available for sale decreased $1.7 billion to $7.3 billion or 11.0% of average earning assets.



                                     -more-

PNC Bank Corp. Reports Record Second Quarter 1998 Earnings--Page 4


            Average deposits declined $645 million to $44.2 billion in the second quarter of 1998 representing 60.0% of total sources of funds. The ratio of wholesale funds to total sources of funds was 30.1% for the second quarter of 1998 compared with 28.9% a year ago.

          Shareholders' equity totaled $5.6 billion at June 30, 1998. The leverage ratio was 7.23% and Tier I and total risk-based capital ratios are estimated to be 7.3% and 10.8%, respectively.

          The ratio of nonperforming assets to total loans and foreclosed assets was 0.57% at June 30, 1998, 0.61% at March 31, 1998 and 0.83% at June 30, 1997.
Nonperforming assets were $323 million at June 30, 1998 compared with $335 million at March 31, 1998 and $442 million a year ago.

          The allowance for credit losses was $859 million at June 30, 1998, and represented 315% of nonperforming loans compared with 310% at June 30, 1997. Net charge-offs were $89 million in the second quarter of 1998 compared with $90 million in the first quarter of 1998 and $59 million in the year-earlier period. The corresponding ratios of net charge-offs as a percentage of average loans were 0.64%, 0.67% and 0.44%, respectively. The increase in net charge-offs from the prior year was primarily associated with credit cards reflecting a higher level of consumer bankruptcies and higher outstandings.

YEAR TO DATE RESULTS

          Earnings per diluted share increased 10% to $1.77 for the first six months of 1998 from $1.61 in 1997. Returns on average common shareholders' equity and average assets were 21.26% and 1.52%, respectively, compared with 19.84% and 1.50%, respectively, for the first six months of 1997.

          PNC Bank Corp., headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States. Its major businesses include Regional Community Banking, National Consumer Banking, Mortgage Banking, Private Banking, Asset Management, Mutual Fund Servicing, Corporate Banking and Secured Lending.

         Visit PNC Bank on the World Wide Web at http://www.pncbank.com
  Our SEC reports, accessible on our website, identify factors that can affect forward-looking statements.

                           [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES                                           Page 5
Consolidated Financial Highlights

                                                                       Three months ended June 30      Six months ended June 30
                                                                       -------------------------------------------------------------
                                                                              1998          1997            1998             1997
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (in thousands, except per share data)
Revenue
   Net interest income (taxable-equivalent basis)                         $636,986       $620,581     $1,281,216       $1,257,864
   Noninterest income                                                      611,203        444,367      1,150,118          877,670
   Total revenue                                                         1,248,189      1,064,948      2,431,334        2,135,534
Net income                                                                 280,411        259,075        549,671          525,384

Per common share
   Basic earnings                                                              .92            .82           1.80             1.63
   Diluted earnings                                                            .90            .81           1.77             1.61
   Cash dividends declared                                                     .39            .37            .78              .74

SELECTED RATIOS
Return on
   Average common shareholders' equity                                       21.42%         20.21%         21.26%           19.84%
   Average assets                                                             1.53           1.47           1.52             1.50
Net interest margin                                                           3.81           3.84           3.88             3.92
Noninterest income to total revenue                                          48.97          41.73          47.30            41.10
After-tax profit margin                                                      22.47          24.33          22.61            24.60
Efficiency ratio (excluding distributions on capital securities)             61.43          60.09          61.48            59.81
Net charge-offs to average loans                                               .64            .44            .66              .46


                                                            June 30       March 31   December 31    September 30         June 30
                                                               1998           1998          1997           1997             1997
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA (in millions)
Assets                                                      $75,873        $72,355       $75,120        $71,828           $71,973
Earning assets                                               68,353         65,210        66,688         64,208            64,297
Loans, net of unearned income                                56,237         54,511        54,245         53,651            53,497
Securities available for sale                                 7,540          7,511         8,522          8,000             8,396
Deposits                                                     47,096         46,068        47,649         44,788            45,216
Borrowed funds                                               20,488         18,375        19,622         19,052            19,066
Shareholders' equity                                          5,633          5,487         5,384          5,476             5,384
Common shareholders' equity                                   5,318          5,173         5,069          5,161             5,068

CAPITAL RATIOS
Leverage                                                       7.23%          7.36%         7.30%          7.43%             7.35%
Common shareholders' equity to assets                          7.01           7.15          6.75           7.18              7.04

ASSET QUALITY RATIOS
Nonperforming assets to loans and foreclosed assets             .57%           .61%          .61%           .73%              .83%
Allowance for credit losses to loans                           1.53           1.67          1.79           1.91              2.01
Allowance for credit losses to nonperforming loans           315.09         320.96        351.79         324.25            310.34

Book value per common share                                  $17.64         $17.20        $16.87         $16.92            $16.51
====================================================================================================================================





                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Consolidated Statement of Income

                                                                               Three months ended         Six months ended
                                                                                     June 30                   June 30
                                                                           ----------------------------------------------------
In thousands, except per share data                                              1998         1997         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                    $1,138,813   $1,078,776    $2,257,458   $2,134,685
Securities available for sale                                                 105,993      139,036       221,247      295,240
Other                                                                          68,161       39,348       125,769       69,391
                                                                           ----------------------------------------------------
   Total interest income                                                    1,312,967    1,257,160     2,604,474    2,499,316

INTEREST EXPENSE
Deposits                                                                      362,324      368,000       723,846      714,155
Borrowed funds                                                                320,193      275,985       612,774      542,061
                                                                           ----------------------------------------------------
   Total interest expense                                                     682,517      643,985     1,336,620    1,256,216
                                                                           ----------------------------------------------------
   Net interest income                                                        630,450      613,175     1,267,854    1,243,100
Provision for credit losses                                                    35,000       15,000        65,000       25,000
                                                                           ----------------------------------------------------
   Net interest income less provision for credit losses                       595,450      598,175     1,202,854    1,218,100

NONINTEREST INCOME
Asset management                                                              136,886      110,500       277,951      217,399
Mutual fund servicing                                                          46,006       35,518        86,527       68,191
Service charges on deposits                                                    49,928       50,757        97,709      101,332
Consumer services                                                              93,467       76,190       175,672      146,161
Corporate finance and capital markets                                          66,686       50,150       117,319       97,025
Mortgage banking                                                               83,191       43,265       160,885       83,497
Net securities gains                                                            2,890       13,370        25,732       29,796
Other                                                                         132,149       64,617       208,323      134,269
                                                                           ----------------------------------------------------
   Total noninterest income                                                   611,203      444,367     1,150,118      877,670

NONINTEREST EXPENSE
Staff expense                                                                 333,686      301,833       687,970      610,265
Net occupancy and equipment                                                   102,427       91,781       198,236      181,065
Amortization                                                                   71,103       39,527       128,282       69,358
Marketing                                                                      26,728       25,436        64,124       48,277
Distributions on capital securities                                            13,914        9,867        27,107       16,823
Other                                                                         232,801      181,348       416,180      368,395
                                                                           ----------------------------------------------------
   Total noninterest expense                                                  780,659      649,792     1,521,899    1,294,183

   Income before income taxes                                                 425,994      392,750       831,073      801,587
Income taxes                                                                  145,583      133,675       281,402      276,203
                                                                           ----------------------------------------------------
   Net income                                                                $280,411     $259,075      $549,671     $525,384
-------------------------------------------------------------------------------------------------------------------------------

Net income applicable to common shareholders                                 $276,219     $255,295      $541,468     $517,836

EARNINGS PER COMMON SHARE
Basic                                                                             .92          .82          1.80         1.63
Diluted                                                                           .90          .81          1.77         1.61

CASH DIVIDENDS DECLARED PER COMMON SHARE                                          .39          .37           .78          .74

AVERAGE COMMON SHARES OUTSTANDING
Basic                                                                         300,354      309,962       300,460      315,824
Diluted                                                                       305,702      315,818       305,920      321,836
===============================================================================================================================



                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                           Page 7
Details of Net Interest Income

NET INTEREST INCOME
Taxable-equivalent basis                                                       Three months ended       Six months ended
                                                                                     June 30                 June 30
                                                                           ----------------------------------------------------
In thousands                                                                      1998        1997          1998        1997
-------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                                    $1,144,084   $1,084,532   $2,268,196   $2,146,067
   Securities available for sale                                               107,124      140,618      223,631      298,488
   Other                                                                        68,295       39,416      126,009       69,525
                                                                           ----------------------------------------------------
     Total interest income                                                   1,319,503    1,264,566    2,617,836    2,514,080
Interest expense
   Deposits                                                                    362,324      368,000      723,846      714,155
   Borrowed funds                                                              320,193      275,985      612,774      542,061
                                                                           ----------------------------------------------------
     Total interest expense                                                    682,517      643,985    1,336,620    1,256,216
                                                                           ----------------------------------------------------
     Net interest income                                                      $636,986     $620,581   $1,281,216   $1,257,864
===============================================================================================================================


Taxable-equivalent basis                                         June 30      March 31  December 31 September 30      June 30
Three months ended - in thousands                                   1998          1998         1997         1997         1997
-------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                      $1,144,084    $1,124,112   $1,123,127   $1,107,250   $1,084,532
   Securities available for sale                                 107,124       116,507      120,395      127,053      140,618
   Other                                                          68,295        57,714       44,532       43,555       39,416
                                                               ----------------------------------------------------------------
     Total interest income                                     1,319,503     1,298,333    1,288,054    1,277,858    1,264,566
Interest expense
   Deposits                                                      362,324       361,522      369,572      372,860      368,000
   Borrowed funds                                                320,193       292,581      279,570      277,567      275,985
                                                               ----------------------------------------------------------------
     Total interest expense                                      682,517       654,103      649,142      650,427      643,985
                                                               ----------------------------------------------------------------
     Net interest income                                        $636,986      $644,230     $638,912     $627,431     $620,581
===============================================================================================================================



                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                           Page 8
Details of Net Interest Margin


NET INTEREST MARGIN
                                                                                Three months ended        Six months ended
                                                                                     June 30                  June 30
                                                                            ------------------------- -------------------------
Taxable-equivalent basis                                                          1998         1997         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                                        8.23%        8.19%        8.29%        8.20%
     Securities available for sale                                                5.86         6.21         5.94         6.25
     Other                                                                        6.80         6.76         6.86         6.72
       Total yield on earning assets                                              7.89         7.85         7.94         7.86
   Rate on interest-bearing liabilities
     Deposits                                                                     4.15         4.18         4.17         4.12
     Borrowed funds                                                               5.81         5.88         5.83         5.82
       Total rate on interest-bearing liabilities                                 4.79         4.77         4.79         4.71
                                                                            ---------------------------------------------------
       Interest rate spread                                                       3.10         3.08         3.15         3.15
   Impact of noninterest-bearing sources                                           .71          .76          .73          .77
                                                                            ---------------------------------------------------
       Net interest margin                                                        3.81%        3.84%        3.88%        3.92%
===============================================================================================================================



NET INTEREST MARGIN
Taxable-equivalent basis                                          June 30     March 31  December 31  September 30     June 30
Three months ended                                                   1998         1998         1997          1997        1997
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                           8.23%        8.36%        8.27%        8.23%        8.19%
     Securities available for sale                                   5.86         6.01         6.19         6.17         6.21
     Other                                                           6.80         6.96         6.68         6.83         6.76
       Total yield on earning assets                                 7.89         8.00         7.96         7.92         7.85
   Rate on interest-bearing liabilities
     Deposits                                                        4.15         4.19         4.23         4.23         4.18
     Borrowed funds                                                  5.81         5.85         5.91         5.92         5.88
       Total rate on interest-bearing liabilities                    4.79         4.79         4.82         4.82         4.77
                                                               ----------------------------------------------------------------
       Interest rate spread                                          3.10         3.21         3.14         3.10         3.08
   Impact of noninterest-bearing sources                              .71          .75          .81          .79          .76
                                                               ----------------------------------------------------------------
       Net interest margin                                           3.81%        3.96%        3.95%        3.89%        3.84%
===============================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Details of Noninterest Income


NONINTEREST INCOME
                                                                               Three months ended        Six months ended
                                                                                     June 30                  June 30
                                                                           ----------------------------------------------------
In thousands                                                                     1998         1997         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
Asset management                                                             $136,886     $110,500     $277,951     $217,399
Mutual fund servicing                                                          46,006       35,518       86,527       68,191
Service charges on deposits                                                    49,928       50,757       97,709      101,332
Consumer services
   Credit card                                                                 31,785       21,960       58,277       41,064
   Brokerage                                                                   17,272       12,731       32,428       25,973
   Insurance                                                                   10,785        9,659       20,774       18,805
   Other                                                                       33,625       31,840       64,193       60,319
                                                                           ----------------------------------------------------
     Total consumer services                                                   93,467       76,190      175,672      146,161
Corporate finance and capital markets                                          66,686       50,150      117,319       97,025
Mortgage banking
   Servicing                                                                   33,025       27,963       62,256       55,412
   Origination                                                                 20,080       10,960       37,207       19,147
   Marketing                                                                   29,811        3,848       54,429        7,269
   Sales of servicing                                                             275          494        6,993        1,669
                                                                           ----------------------------------------------------
     Total mortgage banking                                                    83,191       43,265      160,885       83,497
Net securities gains                                                            2,890       13,370       25,732       29,796
Other                                                                         132,149       64,617      208,323      134,269
                                                                           ----------------------------------------------------
   Total noninterest income                                                  $611,203     $444,367   $1,150,118     $877,670
===============================================================================================================================


                                                                June 30      March 31  December 31  September 30     June 30
Three months ended - in thousands                                  1998          1998         1997          1997        1997
-------------------------------------------------------------------------------------------------------------------------------
Asset management                                               $136,886      $141,065     $128,916     $115,197     $110,500
Mutual fund servicing                                            46,006        40,521       37,493       35,608       35,518
Service charges on deposits                                      49,928        47,781       50,621       50,899       50,757
Consumer services
   Credit card                                                   31,785        26,492       28,802       23,292       21,960
   Brokerage                                                     17,272        15,156       14,230       14,138       12,731
   Insurance                                                     10,785         9,989       10,543       10,421        9,659
   Other                                                         33,625        30,568       33,611       30,409       31,840
                                                             ------------------------------------------------------------------
     Total consumer services                                     93,467        82,205       87,186       78,260       76,190
Corporate finance and capital markets                            66,686        50,633       54,981       45,987       50,150
Mortgage banking
   Servicing                                                     33,025        29,231       30,503       30,316       27,963
   Origination                                                   20,080        17,127       14,070       13,597       10,960
   Marketing                                                     29,811        24,618       12,869       27,360        3,848
   Sales of servicing                                               275         6,718          463          683          494
                                                             ------------------------------------------------------------------
     Total mortgage banking                                      83,191        77,694       57,905       71,956       43,265
Net securities gains (losses)                                     2,890        22,842       21,434       (2,657)      13,370
Other                                                           132,149        76,174       79,527       63,997       64,617
                                                             ------------------------------------------------------------------
   Total noninterest income                                    $611,203      $538,915     $518,063     $459,247     $444,367
===============================================================================================================================


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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 10
Details of Noninterest Expense


NONINTEREST EXPENSE
                                                                               Three months ended        Six months ended
                                                                                    June 30                    June 30
                                                                           ----------------------------------------------------
In thousands                                                                      1998         1997         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                               $285,051     $251,274     $576,142     $501,700
   Employee benefits                                                            48,635       50,559      111,828      108,565
                                                                           ----------------------------------------------------
     Total staff expense                                                       333,686      301,833      687,970      610,265
Net occupancy and equipment
   Net occupancy                                                                52,533       46,071      101,118       93,311
   Equipment                                                                    49,894       45,710       97,118       87,754
                                                                           ----------------------------------------------------
     Total net occupancy and equipment                                         102,427       91,781      198,236      181,065
Amortization
   Mortgage servicing rights                                                    42,505       16,556       75,610       23,911
   Goodwill                                                                     17,630       13,274       30,790       26,542
   Other                                                                        10,968        9,697       21,882       18,905
                                                                           ----------------------------------------------------
     Total amortization                                                         71,103       39,527      128,282       69,358
Marketing                                                                       26,728       25,436       64,124       48,277
Distributions on capital securities                                             13,914        9,867       27,107       16,823
Other                                                                          232,801      181,348      416,180      368,395
                                                                           ----------------------------------------------------
   Total noninterest expense                                                  $780,659     $649,792   $1,521,899   $1,294,183
===============================================================================================================================


                                                                  June 30     March 31  December 31 September 30      June 30
Three months ended - in thousands                                    1998         1998         1997         1997         1997
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                  $285,051     $291,091     $286,617     $260,351     $251,274
   Employee benefits                                               48,635       63,193       35,571       48,141       50,559
                                                              -----------------------------------------------------------------
     Total staff expense                                          333,686      354,284      322,188      308,492      301,833
Net occupancy and equipment
   Net occupancy                                                   52,533       48,585       49,813       46,221       46,071
   Equipment                                                       49,894       47,224       47,798       44,483       45,710
                                                              -----------------------------------------------------------------
     Total net occupancy and equipment                            102,427       95,809       97,611       90,704       91,781
Amortization
   Mortgage servicing rights                                       42,505       33,105       32,230       24,681       16,556
   Goodwill                                                        17,630       13,160       13,143       13,110       13,274
   Other                                                           10,968       10,914       10,731       10,668        9,697
                                                              -----------------------------------------------------------------
     Total amortization                                            71,103       57,179       56,104       48,459       39,527
Marketing                                                          26,728       37,396       10,742       11,376       25,436
Distributions on capital securities                                13,914       13,193       13,123       13,192        9,867
Other                                                             232,801      183,379      215,493      179,932      181,348
                                                              -----------------------------------------------------------------
   Total noninterest expense                                     $780,659     $741,240     $715,261     $652,155     $649,792
===============================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 11
Consolidated Balance Sheet


                                                                                              June 30   December 31      June 30
Dollars in millions, except par value                                                            1998          1997         1997
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                        $2,094        $4,303       $3,676
Short-term investments                                                                          1,551         1,526        1,159
Loans held for sale                                                                             2,955         2,324        1,235
Securities available for sale                                                                   7,540         8,522        8,396
Loans, net of unearned income of $393; $412 and $392                                           56,237        54,245       53,497
   Allowance for credit losses                                                                   (859)         (972)      (1,075)
                                                                                           ---------------------------------------
   Net loans                                                                                   55,378        53,273       52,422
Other                                                                                           6,355         5,172        5,085
                                                                                           ---------------------------------------
   Total assets                                                                               $75,873       $75,120      $71,973
                                                                                           =======================================

LIABILITIES
Deposits
   Noninterest-bearing                                                                         $9,972       $10,158      $10,662
   Interest-bearing                                                                            37,124        37,491       34,554
                                                                                           ---------------------------------------
     Total deposits                                                                            47,096        47,649       45,216
Borrowed funds
   Bank notes and senior debt                                                                  11,788         9,826        9,192
   Federal funds purchased                                                                        897         3,632        2,516
   Repurchase agreements                                                                        1,658           714          757
   Other borrowed funds                                                                         4,302         3,753        5,250
   Subordinated debt                                                                            1,843         1,697        1,351
                                                                                           ---------------------------------------
     Total borrowed funds                                                                      20,488        19,622       19,066
Other                                                                                           1,808         1,815        1,657
                                                                                           ---------------------------------------
   Total liabilities                                                                           69,392        69,086       65,939

Mandatorily redeemable capital securities of subsidiary trusts                                    848           650          650

SHAREHOLDERS' EQUITY
Preferred stock                                                                                     7             7            7
Common stock - $5 par value
   Authorized 450,000,000 shares
   Issued 352,684,081; 348,447,600 and 347,384,145 shares                                       1,763         1,742        1,737
Capital surplus                                                                                 1,164         1,042        1,004
Retained earnings                                                                               4,947         4,641        4,356
Deferred benefit expense                                                                          (55)          (41)         (62)
Accumulated other comprehensive income                                                            (16)          (23)         (83)
Common stock held in treasury at cost: 51,146,435; 48,017,641 and 40,407,600 shares            (2,177)       (1,984)      (1,575)
                                                                                           ------------- ------------ ------------
   Total shareholders' equity                                                                   5,633         5,384        5,384
                                                                                           ------------- ------------ ------------
   Total liabilities, capital securities and shareholders' equity                             $75,873       $75,120      $71,973
==================================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 12
Consolidated Average Balance Sheet Data

                                                                                Three months ended          Six months ended
                                                                                     June 30                     June 30
                                                                            ----------------------------------------------------
In millions                                                                       1998         1997         1998          1997
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities available for sale                                                $7,323       $9,055       $7,552        $9,569
   Loans, net of unearned income
     Consumer (excluding credit card)                                           10,995       11,239       11,090        11,531
     Credit card                                                                 4,048        3,502        3,899         3,274
     Residential mortgage                                                       12,560       13,164       12,671        12,974
     Commercial                                                                 22,425       18,964       21,550        18,686
     Commercial real estate                                                      3,206        4,060        3,414         4,080
     Other                                                                       2,114        1,884        2,095         1,825
                                                                            ----------------------------------------------------
     Total loans, net of unearned income                                        55,348       52,813       54,719        52,370
   Loans held for sale                                                           2,948        1,408        2,657         1,215
   Other                                                                         1,069          925        1,015           860
                                                                            ----------------------------------------------------
     Total interest-earning assets                                              66,688       64,201       65,943        64,014
Noninterest-earning assets                                                       6,944        6,620        6,948         6,548
                                                                            ----------------------------------------------------
     Total assets                                                              $73,632      $70,821      $72,891       $70,562
                                                                            ====================================================

LIABILITIES
Interest-bearing liabilities
   Deposits                                                                    $34,956      $35,313      $34,951       $34,925
   Borrowed funds                                                               21,844       18,675       20,922        18,635
                                                                            ----------------------------------------------------
     Total interest-bearing liabilities                                         56,800       53,988       55,873        53,560
Noninterest-bearing deposits                                                     9,213        9,501        9,448         9,550
Other                                                                            1,445        1,480        1,459         1,473
                                                                            ----------------------------------------------------
     Total liabilities                                                          67,458       64,969       66,780        64,583

Mandatorily redeemable capital securities of subsidiary                            698          492          674           421
trusts

SHAREHOLDERS' EQUITY                                                             5,476        5,360        5,437         5,558
                                                                            ----------------------------------------------------
     Total liabilities, capital securities and shareholders' equity            $73,632      $70,821      $72,891       $70,562
                                                                            ====================================================
COMMON SHAREHOLDERS' EQUITY                                                     $5,161       $5,044       $5,122        $5,242
================================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 13
Consolidated Balance Sheet Data

AVERAGE BALANCES
                                                                  June 30     March 31  December 31  September 30      June 30
Three months ended - in thousands                                    1998         1998         1997          1997         1997
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities available for sale                                   $7,323       $7,784       $7,769        $8,216       $9,055
   Loans, net of unearned income
     Consumer (excluding credit card)                              10,995       11,186       11,108        10,996       11,239
     Credit card                                                    4,048        3,748        3,803         3,871        3,502
     Residential mortgage                                          12,560       12,784       12,966        13,503       13,164
     Commercial                                                    22,425       20,665       19,838        18,839       18,964
     Commercial real estate                                         3,206        3,624        4,067         4,041        4,060
     Other                                                          2,114        2,076        1,881         1,952        1,884
                                                               -----------------------------------------------------------------
     Total loans, net of unearned income                           55,348       54,083       53,663        53,202       52,813
   Loans held for sale                                              2,948        2,363        1,680         1,555        1,408
   Other                                                            1,069          959          975           981          925
                                                               -----------------------------------------------------------------
     Total interest-earning assets                                 66,688       65,189       64,087        63,954       64,201
Noninterest-earning assets                                          6,944        6,952        6,782         6,627        6,620
                                                               -----------------------------------------------------------------
     Total assets                                                 $73,632      $72,141      $70,869       $70,581      $70,821
                                                               =================================================================

LIABILITIES
Interest-bearing liabilities
   Deposits                                                       $34,956      $34,945      $34,655       $34,952      $35,313
   Borrowed funds                                                  21,844       19,989       18,624        18,484       18,675
                                                               -----------------------------------------------------------------
     Total interest-bearing liabilities                            56,800       54,934       53,279        53,436       53,988
Noninterest-bearing deposits                                        9,213        9,685        9,925         9,654        9,501
Other                                                               1,445        1,474        1,601         1,460        1,480
                                                               -----------------------------------------------------------------
     Total liabilities                                             67,458       66,093       64,805        64,550       64,969

Mandatorily redeemable capital securities of subsidiary trusts        698          650          650           650          492

SHAREHOLDERS' EQUITY                                                5,476        5,398        5,414         5,381        5,360
                                                               -----------------------------------------------------------------
     Total liabilities, capital securities and
       shareholders' equity                                       $73,632      $72,141      $70,869       $70,581      $70,821
                                                               =================================================================
COMMON SHAREHOLDERS' EQUITY                                        $5,161       $5,083       $5,099        $5,066       $5,044
================================================================================================================================



LOAN PORTFOLIO
                                                                  June 30     March 31  December 31  September 30      June 30
Period ended - in millions                                           1998         1998         1997          1997         1997
--------------------------------------------------------------------------------------------------------------------------------
Consumer (excluding credit card)                                  $11,035      $11,106      $11,205       $11,206      $10,983
Credit card                                                         4,150        3,729        3,830         3,861        3,693
Residential mortgage                                               12,698       12,351       12,785        13,064       13,494
Commercial                                                         23,359       21,823       19,989        19,536       19,266
Commercial real estate                                              2,872        3,467        3,974         4,085        4,003
Other                                                               2,516        2,428        2,874         2,281        2,450
                                                               -----------------------------------------------------------------
   Total loans                                                     56,630       54,904       54,657        54,033       53,889
   Unearned income                                                   (393)        (393)        (412)         (382)        (392)
                                                               -----------------------------------------------------------------
   Total loans, net of unearned income                            $56,237      $54,511      $54,245       $53,651      $53,497
================================================================================================================================



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


PNC BANK CORP. AND SUBSIDIARIES                                          Page 14
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES
                                                                  June 30     March 31  December 31  September 30      June 30
Three months ended - in millions                                     1998         1998         1997          1997         1997
--------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                    $912         $972       $1,027       $1,075        $1,119
Charge-offs
   Consumer (excluding credit card)                                   (21)         (25)         (27)         (25)          (25)
   Credit card                                                        (75)         (72)         (54)         (53)          (55)
   Residential mortgage                                                (3)          (2)          (1)          (3)           (3)
   Commercial                                                          (7)          (6)         (18)         (11)          (10)
   Commercial real estate                                              (1)          (2)          (5)          (3)           (3)
                                                               -----------------------------------------------------------------
     Total charge-offs                                               (107)        (107)        (105)         (95)          (96)
Recoveries
   Consumer (excluding credit card)                                     9           10           10            9             9
   Credit card                                                          5            3            5            4             9
   Residential mortgage                                                 1
   Commercial                                                           3            3            4            7            18
   Commercial real estate                                                            1            6            2             1
                                                               -----------------------------------------------------------------
     Total recoveries                                                  18           17           25           22            37
                                                               -----------------------------------------------------------------
     Net charge-offs                                                  (89)         (90)         (80)         (73)          (59)
Provision for credit losses                                            35           30           25           20            15
Acquisitions                                                            1                                      5
                                                               -----------------------------------------------------------------
   Ending balance                                                    $859         $912         $972       $1,027        $1,075
================================================================================================================================


NONPERFORMING ASSETS
                                                                  June 30     March 31   December 31  September 30      June 30
Period ended - in millions                                           1998         1998          1997          1997         1997
--------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                        $129         $145         $128           $142         $155
   Commercial real estate                                              80           81           94            122          139
   Residential mortgage                                                56           51           44             45           46
   Consumer                                                             7            7           10              6            5
                                                               -----------------------------------------------------------------
     Total nonaccrual loans                                           272          284          276            315          345
Restructured loans                                                                                               2            1
                                                               -----------------------------------------------------------------
     Total nonperforming loans                                        272          284          276            317          346
Foreclosed assets
   Commercial real estate                                              22           23           27             37           55
   Residential mortgage                                                20           19           21             23           23
   Other                                                                9            9            9             17           18
                                                               -----------------------------------------------------------------
     Total foreclosed assets                                           51           51           57             77           96
                                                               -----------------------------------------------------------------
     Total nonperforming assets                                      $323         $335         $333           $394         $442
================================================================================================================================